UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 19, 2013 (March 15, 2013)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis Street, Suite 1400, Houston, Texas (Address of principal executive offices)	77002 (Zip code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”) and Dynegy Roseton, L.L.C. (“Dynegy Roseton”) (DH’s wholly-owned subsidiaries, collectively, the “DNE Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”). On July 6, 2012, Dynegy Inc. (“Dynegy”), DH’s direct parent, filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court. On August 16, 2012, the DNE Debtors filed a motion (the “Sale Motion”) seeking to sell the Dynegy Roseton and Dynegy Danskammer power generation facilities (the “Facilities”). The Sale Motion contemplated the sale of the Facilities through an auction process. On September 10, 2012, the Bankruptcy Court entered an order confirming the Joint Chapter 11 Plan of Reorganization for DH and Dynegy (the “Joint Plan”). On September 27, 2012, the Bankruptcy court entered an order approving bid procedures for the sale of one or both of the Facilities, notice procedures for the sale, auction and hearing and notice procedures for the assumption and assignment of executory contracts.

As also previously disclosed, on September 30, 2012, pursuant to the terms of the Joint Plan, DH merged with and into Dynegy, with Dynegy continuing as the surviving entity. On October 1, 2012, Dynegy consummated the reorganization under Chapter 11 pursuant to the Joint Plan and Dynegy exited bankruptcy. The DNE Debtors did not emerge from bankruptcy and remain under Chapter 11 protection. In November 2012, the DNE Debtors commenced an auction for the Facilities. Notice of the winning bids was provided on December 10, 2012, and the DNE Debtors filed a Supplemental Sale Motion describing the terms of the winning bids. On December 26, 2012, the Bankruptcy Court entered an order granting and approving the Supplemental Sale Motion.

Further, as disclosed on December 14, 2012, the DNE Debtors filed a Chapter 11 Joint Plan of Liquidation (the “Plan”) and a related Disclosure Statement with the Bankruptcy Court. After the confirmation hearing on March 12, 2013, the Bankruptcy Court confirmed the Plan, ruling that the DNE Debtors had met all requirements to confirm the Plan. Accordingly, on March 15, 2013, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Confirmation Order is also publicly available and may be accessed free of charge at the DNE Debtors’ website at http://dm.epiq11.com/dynegyholdingsllc. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

The DNE Debtors recommend that holders of claims against the DNE Debtors refer to the limitations and qualifications included in the Plan, as applicable, with respect to the information contained therein. The Confirmation Order shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
2.1	Confirmation Order, as entered by the Bankruptcy Court on March 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.

Date: March 19, 2013	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
2.1	Confirmation Order, as entered by the Bankruptcy Court on March 15, 2013.